LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                         ENDED FEBRUARY 29, 2000

High current income consistent with preservation of capital.
KEMPER FLOATING RATE FUND

  "As the Federal Reserve raised interest rates between August and February, the fund's income potential grew while its net asset value remained stable."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
8
LARGEST SECTORS
9
PORTFOLIO OF INVESTMENTS
14
FINANCIAL STATEMENTS
18
FINANCIAL HIGHLIGHTS
19
NOTES TO FINANCIAL STATEMENTS
AT A GLANCE
TERMS TO KNOW

 KEMPER FLOATING RATE FUND
 CUMULATIVE TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDING FEBRUARY 29, 2000 (UNADJUSTED FOR ANY SALES CHARGE)
[BAR GRAPH]

                                                                              LIPPER
                                                                        LOAN PARTICIPATION
                                                                               FUNDS
                                                                              CATEGORY
CLASS B                                                                       AVERAGE*
-------                                                        ----------------------------------------
3.54                                                                             3.05%

 NET ASSET VALUE

                               AS OF         AS OF
                              2/29/00       8/31/99
 ...........................................................
    KEMPER FLOATING RATE     $5.00         $5.00
                                      (as of 11/1/99)
    FUND CLASS A

 ...........................................................
    KEMPER FLOATING RATE
    FUND CLASS B             $4.98         $4.99

 ...........................................................
    KEMPER FLOATING RATE
    FUND CLASS C
                             $5.00         $5.00
                                     (as of 11/1/99)
 ...........................................................

RETURNS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

*LIPPER, INC. RETURNS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE. THE FUND MAY INVEST AN UNLIMITED AMOUNT OF ITS ASSETS IN LOWER-RATED AND NONRATED INVESTMENTS, WHICH PRESENTS GREATER RISK TO PRINCIPAL AND INCOME THAN HIGHER-QUALITY INVESTMENTS. THE LIMITED SECONDARY MARKET FOR SENIOR LOANS MEANS THE FUND MAY HAVE MORE RISK THAN A FUND THAT INVESTS SECURITIES WITH A SECONDARY MARKET.

THE FUND MAY BORROW TO SATISFY QUARTERLY REPURCHASE REQUIREMENTS AND TO MANAGE CASH FLOWS. COLLATERAL MIGHT NOT ENTIRELY SATISFY THE BORROWER'S OBLIGATIONS IN THE EVENT OF NONPAYMENT OF SCHEDULED INTEREST OR PRINCIPAL AND, IN SOME CASES, MAY BE DIFFICULT TO LIQUIDATE ON A TIMELY BASIS. ADDITIONALLY, A DECLINE IN THE VALUE OF THE COLLATERAL COULD CAUSE THE LOAN TO BECOME SUBSTANTIALLY UNSECURED, AND CIRCUMSTANCES COULD ARISE, SUCH AS BANKRUPTCY OF THE BORROWER, THAT COULD CAUSE THE FUND'S SECURITY IN THE LOANS' COLLATERAL TO BE INVALIDATED.

THE FUND MAY BE UNABLE TO COMPLETELY ACCOMMODATE ALL REDEMPTION REQUESTS.

 DIVIDEND REVIEW

 THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND INFORMATION FOR THE FUND AS OF FEBRUARY 29, 2000.

    DIVIDEND HISTORY
    SINCE INCEPTION      A SHARES    B SHARES    C SHARES
 ..............................................................
    2/29/00              $0.0282     $0.0277     $0.0278
 ..............................................................
    1/31/00              $0.0287     $0.0287     $0.0288
 ..............................................................
    12/31/99             $0.0363     $0.0363     $0.0363
 ..............................................................
    11/30/99             $0.0202     $0.0284     $0.0202
 ..............................................................
    10/31/99               N/A       $0.0266       N/A
 ..............................................................
    9/30/99                N/A       $0.0267       N/A
 ..............................................................
    8/31/99                N/A       $0.0285       N/A
 ..............................................................
    7/31/99                N/A       $0.0263       N/A
 ..............................................................
    6/30/99                N/A       $0.0158       N/A
 ..............................................................
    INCOME SINCE
    INCEPTION            $0.1134     $0.2450     $0.1131
 ..............................................................
    ANNUALIZED
    DISTRIBUTION RATE:    7.10%       7.01%        7.0%
 ..............................................................

CREDIT SPREADS The credit spread is the difference in yields between higher-quality and lower-quality bonds, typically comparing the same types of bonds. For example, if AAA-rated corporate bonds yield 5 percent, and BBB-rated corporate bonds yield 6 percent, the credit spread is 1 percent. When the spread becomes less because the higher yield drops or the lower yield rises, the spread is said to "narrow." When the opposite occurs, the spread is said to "widen."

FEDERAL FUNDS RATE The interest rate that banks charge each other on overnight loans. The Federal Reserve Board's Open Market Committee sets a target rate to either make credit more easily available or tighten monetary policy in an attempt to avoid economic imbalances such as high inflation.

MARK-TO-MARKET PRICING Mark-to-market pricing is a widely accepted and objective way to establish the value of loans in a floating-rate fund's portfolio. In using this method, a fund's management team relies on independent agents who monitor and record daily fluctuations in the value of loans.

SENIOR BANK LOANS Senior bank loans are commercial loans that are typically high yielding and made by groups of financial institutions to corporations. Usually, these loans are secured by senior claims on assets, specific collateral and strict loan covenants. Collateral that typically backs senior loans includes buildings, equipment, inventory, accounts receivable, patents, trademarks, and common and preferred stock in operating subsidiaries.

TOTAL RETURN An investment's total return figure measures both its net investment income and any realized price appreciation or depreciation for a given period. Total return assumes reinvestment of all dividends and represents the aggregate percentage or dollar value change over the period.

ECONOMIC OVERVIEW

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

As we enter the second quarter of the year, there isn't much to complain about. For all the yammering about the "new" economy, the old economy is doing pretty well. Consumers may hanker for a new GPS handset or a Palm Pilot, but they lust after a suburban mansion with a garage big enough to hold their luxury car and SUV -- and state and local governments are laying old-fashioned asphalt almost as fast as businesses are building the information superhighway. Satisfying both old and new desires got the economy off to a fast start in the new century. Even with a modest slowdown possible in the second half, growth for the year 2000 is likely to be close to 5 percent.

  So everyone is happy, right? Well, almost everyone. Consumers seldom have felt so confident; businesspeople seldom have behaved so expansively. But there's still one grump: Federal Reserve Board Chairman Alan Greenspan, who's become increasingly worried that rapid growth will bring on inflation.

  Despite Greenspan's attempt to slow spending by raising interest rates, consumers are still splurging, and they show no signs of stopping. We know this because shoppers are buying the big-ticket items they usually purchase early in a cycle -- items such as personal computers, mobile phones, jewelry, fancy kitchen appliances, exercise equipment and big boats.

  Why are consumers still buying despite Greenspan's attempts to slow their splurging? There are three answers: deflation, wealth and easy credit.

  Falling prices have made big-ticket items almost irresistible. Since 1997, prices of kitchen appliances have fallen 4.5 percent, TVs and VCRs 16 percent and sporting equipment 6.5 percent. Even auto showrooms no longer produce sticker shock, and drivers have responded with gusto, buying a record 16.9 million cars and light trucks in 1999. 2000 is likely to be the first year in which automotive sales top 17 million.

  Some of that spending has been made possible by stock market gains: Wall Street has handed out windfalls to almost anyone holding equities in the past few years. But consumers who don't own stocks are also spending, thanks to a decade of debt. Young, poor or new to America? In the 1990s, it didn't matter; lenders still loved you. While high-income families have been borrowing less, those lower on the income scale have been borrowing more.

  But it's not just consumers that Greenspan is concerned about; businesses are splurging as well. During 1999, businesses increased spending on computers and peripherals by 35 percent and spending on communications equipment by 25 percent (both after adjusting for price declines). Far from slowing down this year, we expect investment in these two categories to accelerate -- to 40 percent growth for computers and 30 percent growth for communications equipment. And just like consumers, businesses are borrowing to buy. You may think that with booming sales, entrepreneurs are cash-rich and can afford it. But while 1999 saw economy-wide earnings jump 10 percent and profits of Standard and Poor's (S&P) 500 companies leap nearly 14 percent, internal cash covered less than 84 percent of capital spending. With the exception of 1998, that's the lowest on record. Last year alone, corporate debt shot up by more than 11 percent to $560 billion. And new economy companies are no exception; they have more debt than most people realize, issuing more than half of all convertible bonds.

  All this debt could cause problems. Although we've increased our 2001 inflation outlook to nearly 3 percent -- an entire percentage point higher than our prediction three months ago -- we're not particularly worried about inflation. It's the heavy borrowing we're concerned about. Debt continues to exceed income growth, and when Greenspan succeeds in slowing the economy with higher interest rates (which he will succeed in doing), all of the debt American consumers and businesses are taking on could be tricky to handle. Debt is a medley of financial obligations that must be paid with personal income and corporate profits. When the economy slows, personal income and corporate profits stay the same or even fall -- which makes it harder to pay off those debts. Consumers and businesses may have to sell their assets to pay off the debt, and they may risk going into default.

  That being the case, a gradual economic slowdown may be in everyone's best interest. But "gradual" is the key. Both the old and new economy have a lot riding on the Fed's ability to rein in growth softly and smoothly, because abrupt slowdowns encourage consumers and businesses to sell assets -- and perhaps risk bankruptcy -- to pay off debt, as described above.

  A gradual slowdown seems to be what the Fed is seeking, but for all of Greenspan's semi-tough talk, some

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (3/31/00)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       6.3                     5.9                    5.2                   5.6
Prime rate (2)                                    9                    8.25                   7.75                   8.5
Inflation rate (3)*                             3.2                     2.3                    1.7                   1.4
The U.S. dollar (4)                             0.6                    -3.3                   -0.1                   4.9
Capital goods orders (5)*                       7.7                     1.9                    5.6                   7.3
Industrial production (5)*                      5.6                     3.1                    2.9                   5.4
Employment growth (6)                           2.3                     2.1                    2.3                   2.6

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 2/29/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

indicators suggest that monetary policy has actually been lax. Broad money and credit creation have vastly exceeded economic activity since 1995, and no central bank can allow that to continue indefinitely without creating inflation. If we begin to see higher core inflation, the Fed will have to deal with all that money it's created in a less gradualist manner -- and that could get tricky. Financial turmoil accompanied each of the Fed's last two efforts to slow the economy down. In 1994, there was a bond market meltdown that resulted in a Mexican debt crisis. After a more timid Fed tightening in 1997, crises in Asia were followed by problems with Russian debt, Brazilian debt and a large American hedge fund. We don't think this is a coincidence: The global debt market is so vast and interconnected that it's highly vulnerable to a rise in the cost of its basic raw material -- short-term funds.

  Let's hope, then, that the Fed can slow the economy without upsetting the financial applecart, because that could affect everyone. After all, the old economy and the new economy are wedded in many ways. Much of the money that flows to IPOs is available because mature industries have borrowed to carry out mergers and share buybacks. Old economy companies are the biggest customers of new economy products. And e-commerce sites are all about moving traditional goods over old-fashioned highways. Despite a lot of talk about old and new, we're all in this economy together.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF MARCH 29, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                             NOTE: THE FOLLOWING QUESTION AND ANSWER DISCUSSION REFLECTS THE VIEWS OF JONATHAN TRUTTER, THE FUND'S PORTFOLIO MANAGER FOR THE SEMI-ANNUAL PERIOD ENDED MARCH 31, 2000. IT WAS COMPILED IN EARLY APRIL.

                             IN A RISING-INTEREST-RATE ENVIRONMENT, KEMPER FLOATING RATE FUND ACHIEVED ITS INVESTMENT OBJECTIVES. THE FUND DOUBLED THE SIZE OF ITS PORTFOLIO AS IT ATTRACTED MANY NEW SHAREHOLDERS. JONATHAN TRUTTER SHARES HIS VIEWS ON THE BANK LOAN MARKET AND PROVIDES AN OUTLOOK FOR THE FUND FOR THE COMING MONTHS.

Q     WHAT WERE THE DYNAMICS OF THE BANK LOAN AND BOND MARKETS BETWEEN AUGUST
1999 AND FEBRUARY 2000?

A     In the six months ended February 29, 2000, bank loans outperformed most categories of fixed-income securities as interest rates rose sharply. For bonds, it was the most volatile period since 1994. The nation's unemployment rate reached 30-year lows. Oil prices soared past $30 a barrel, and consumer spending was brisk. To head off higher inflation, the Federal Reserve raised its short-term interest-rate target on November 16 and February 2 by a total of 50 basis points (0.50 percent to 5.75 percent). Unlike with fixed-income securities, the principal value of most floating rate loans was relatively stable during the period.

Q     HOW DID KEMPER FLOATING RATE FUND DO RELATIVE TO THE BOND MARKET AND TO
ITS PEERS DURING THE FIRST HALF OF FISCAL YEAR 2000?

A     As the Federal Reserve raised interest rates, the fund's income potential grew while its net asset value remained stable. Kemper Floating Rate Fund's 3.54 percent total return for the period (Class B shares at net asset value) outpaced the 1.92 percent total return of the Lehman Brothers Aggregate Bond

*THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A TOTAL RETURN INDEX THAT INCLUDES FIXED RATE DEBT ISSUES RATED INVESTMENT GRADE OR BETTER. IT CONTAINS GOVERNMENT, CORPORATE AND MORTGAGE SECURITIES CONSIDERED REPRESENTATIVE OF THE MARKET, FOR INVESTMENT GRADE BONDS AS A WHOLE. THE LEHMAN BROTHERS HIGH YIELD COMPOSITE BOND INDEX COVERS THE UNIVERSE OF FIXED RATE NONINVESTMENT GRADE DEBT. INVESTORS CANNOT INVEST IN THE INDICES. SOURCE IS WIESENBERGER.

KEEPING UP WITH THE FED
Kemper Floating Rate Fund's Distribution Rate (Class B shares) vs. Federal Funds Rate May 1999 to March 2000

[BAR GRAPH]

                                                                   KFRF DISTRIBUTION RATE                   FED FUNDS
                                                                   ----------------------                   ---------
07/99                                                                       6.40                               5.00
08/99                                                                       6.50                               5.25
09/99                                                                       6.70                               5.25
10/99                                                                       6.70                               5.25
11/99                                                                       6.80                               5.50
12/99                                                                       6.80                               5.50
01/00                                                                       6.80                               5.50
02/00                                                                       7.10                               5.75
03/00                                                                       7.29                               6.00

SOURCE: BLOOMBERG BUSINESS NEWS

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. DISTRIBUTION RATE IS CALCULATED BY TAKING THE SUM OF THE PREVIOUS 30 DAYS OF DISTRIBUTION FACTORS AND DIVIDING THIS SUM BY THE FUND'S NET ASSET VALUE AS OF 3/31/00. THE VALUE IS THEN ANNUALIZED. RATES CHANGE MONTHLY AND DEPEND ON THE FUND'S NET ASSET VALUE AND CURRENT DISTRIBUTIONS. CLASS A AND CLASS C DISTRIBUTION RATES WERE 7.35%, 8%, AND 7.28% RESPECTIVELY, AS OF 3/31/00. DISTRIBUTION RATES AND RETURNS WILL VARY BY CLASS.

THE FEDERAL FUNDS RATE IS THE INTEREST RATE BANKS CHARGE EACH OTHER FOR OVERNIGHT LOANS. THE FEDERAL RESERVE BOARD REGULARLY SETS A TARGET FEDERAL FUNDS RATE TO INFLUENCE THE LEVEL OF U.S. ECONOMIC ACTIVITY. THIS RATE IS NOT REPRESENTATIVE OF THE YIELD OR RETURN OF ANY KEMPER FUND AND CHANGES PERIODICALLY.

[BABSON PHOTO]

ON 4/17/00, KELLY D. BABSON, A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. ASSUMED PORTFOLIO MANAGEMENT RESPONSIBILITIES FOR KEMPER FLOATING RATE FUND, REPLACING JONATHAN TRUTTER AND MARK WITTNEBEL. MS. BABSON HAS MORE THAN 19 YEARS OF FIXED-INCOME INVESTMENT EXPERIENCE, AND HAS SPECIALIZED IN HIGHER RISK, HIGH YIELD SECURITIES FOR 15 YEARS. PRIOR TO JOINING SCUDDER KEMPER INVESTMENTS SIX YEARS AGO, SHE WAS PRESIDENT OF CBO MANAGEMENT, INC., AN AFFILIATE OF WILLIAM E. SIMON & SONS, INC.
ASSISTING MS. BABSON IN LOAN SELECTION AND DAY-TO-DAY MANAGEMENT OF THE FUND ARE THREE LOAN ANALYSTS WHO TOGETHER HAVE 58 YEARS OF PRIVATE DEBT AND HIGH YIELD INVESTMENT EXPERIENCE: FRED SABETTA, HUGH MCCAFFREY AND PATRICK GRAY. EACH IS A CERTIFIED FINANCIAL ANALYST WHO, PRIOR TO 4/17/00, HELPED MANAGE INSTITUTIONAL PRIVATE PLACEMENT PORTFOLIOS FOR SCUDDER KEMPER.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER





CONDITIONS.
PERFORMANCE UPDATE

PERFORMANCE UPDATE

Index*, a broad, unmanaged cross section of government and corporate bonds of all maturities. The fund's six-month returns were also higher than the 0.66 percent total return of the Lehman Brothers High Yield Composite Bond Index*, an unmanaged group of higher-risk, lower-rated bonds. The average loan participation fund rose 3.05 percent for the six months ended February 29, 2000.

Q

      WHAT DOES THE PORTFOLIO LOOK LIKE CURRENTLY?
A
      We've invested in 70 loans across many industries. Three of the fund's largest industry positions were in wireless telecommunications, cable television and leisure as of February 29, 2000 (see Portfolio Largest Sectors chart on page
9). Since the fund's last shareholder report in August 1999, we significantly reduced the fund's cash position as new investment opportunities arose. We focused exclusively on domestic loans and found a wide variety of loans with favorable credit characteristics. For example, one of the fund's largest holdings as of February 29 was AMFM, a nationwide radio station management company. We believe it is a well-managed company whose cash flow stands to benefit from increased advertising revenue.

  In our view, the key to adding value to the portfolio is careful credit selection through fundamental research. We've been investing in bank loans for institutional investors since 1989 and have a strong, consistent record of selecting loans.

Q

      BRIEFLY, HOW DOES THE FUND'S INVESTMENT STRATEGY AND LOAN PRICING POLICY DIFFER FROM SOME OF ITS PEERS?
A
      We avoid distressed bank loans because we think they present an unacceptable level of risk for investors who seek a relatively stable net asset value. Also, some bank loan mutual funds invest in a mix of bank loans and high-yield corporate bonds to increase income potential. We do not currently favor this strategy because it adds interest-rate risk to the portfolio, and we believe many of the fund's shareholders have included the fund in their asset allocation mix specifically to reduce the effect that fluctuating interest rates can have on their portfolios.

  To place a value on loans in the portfolio, we use mark-to-market pricing (see Terms To Know on page 2) for the portfolio. Some funds use this widely accepted method for only a portion of their portfolios and instead rely on "fair-value pricing," a more subjective way of pricing loans. We think mark-to-market pricing helps us maintain a more current net asset value.

Q

      AS INTEREST RATES FLUCTUATE, HOW DOES IT AFFECT THE INCOME POTENTIAL OF LOANS IN THE PORTFOLIO?
A
      Rates on floating-rate loans can be reset higher or lower, usually once every few months, depending on the direction of interest rates. As of February 29, 2000, most loans in the fund's portfolio had reset provisions that have the potential to change a borrower's payments every two to three months. In some ways, a corporate borrower is in a position analogous to that of a home owner with an adjustable-rate mortgage.

Q

      HOW DOES THE HISTORICAL RISK PROFILE OF FLOATING-RATE LOAN FUNDS COMPARE WITH THAT OF FIXED-INCOME MUTUAL FUNDS?
A
      While we can't guarantee what the future holds, bank loans as an asset class have performed well for the past several years, especially as other fixed-income investments have grown more volatile. In fact, for the three-year period ended December 31, 1999, floating-rate funds provided a higher level of total return (an average annual return of 6.38 percent) with a lower level of risk (as measured by standard deviation) than any other category of fixed-income mutual funds.* It's important to remember, however, that unlike most fixed-income mutual funds, floating-rate funds do not offer daily liquidity, making them suitable for long-term investors who do not need immediate access to their account balances.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INFORMATION BASED ON TOTAL RETURN AT NET ASSET VALUE FOR THE CATEGORY AVERAGE OF LOAN PARTICIPATION FUNDS, SHORT-TERM, INTERMEDIATE-AND LONG-TERM U.S. GOVERNMENT BOND FUNDS, CORPORATE INVESTMENT-GRADE AND HIGH-YIELD BOND FUNDS, SINGLE-STATE AND NATIONAL MUNICIPAL BOND FUNDS, GLOBAL INCOME FUNDS AND EMERGING MARKET FUNDS. EACH CATEGORY HAS DIFFERENT LEVELS OF RISK AND LIQUIDITY. U.S. TREASURIES ARE GUARANTEED AS TO PRINCIPAL AND INTEREST. FUND SHARES ARE NOT. SOURCE IS WIESENBERGER.

Q

      WHAT'S YOUR OUTLOOK FOR THE BANK LOAN MARKET FOR THE BALANCE OF FISCAL YEAR 2000?
A
      All indications are the Fed will do whatever it takes to keep inflation restrained. We think that at least two more interest-rate increases before the current fiscal year's end are possible. We also see the overall bond market remaining volatile in the near term, especially given the Treasury's plans to buy back long-term debt and the fact that 2000 is a national election year.

  In our view, the fund is well-positioned to provide a growing stream of income in a rising-rate environment. What's more, unlike with fixed-income securities, the principal value of floating-rate loans has historically been relatively stable when rates have moved up.

                                                              PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS

                                                                  LIFE OF
                                                                   CLASS
------------------------------------------------------------------------------------------------
    KEMPER FLOATING RATE FUND CLASS A                              2.29%    (Since 11/1/99)
 ................................................................................................
    KEMPER FLOATING RATE FUND CLASS B                              4.80%    (Since 5/25/99)
 ................................................................................................
    KEMPER FLOATING RATE FUND CLASS C                              2.28%    (Since 11/1/99)
 ................................................................................................

KEMPER FLOATING RATE FUND
GROWTH OF AN ASSUMED $10,000 INVESTMENT IN FLOATING RATE B
SHARES FROM 5/31/99 TO 2/29/00

[LINE GRAPH]

                                                                                 LEHMAN BROTHERS            US CONSUMER PRICE
                                                 KEMPER FLOATING RATE B(1)    AGGREGATE BOND INDEX+              INDEX++
                                                 -------------------------    ---------------------         -----------------
5/31/99                                                   10000                       10000                       10000
                                                          10033                        9968                       10000
                                                          10086                        9926                       10030
8/31/99                                                   10123                        9921                       10054
                                                          10177                       10036                       10102
                                                          10231                       10073                       10120
11/30/99                                                  10289                       10072                       10126
                                                          10341                       10024                       10126
                                                          10422                        9991                       10150
2/29/00                                                   10189                       10112                       10161

 MONTHS TO RESET

-------------------------------------------------------------------------------
    MONTHS TO RESET                                               1.6 years
 ...............................................................................

 (1)PERFORMANCE INCLUDES REINVESTMENT OF
    DIVIDENDS AND ADJUSTMENT FOR THE
    CONTINGENT DEFERRED SALES CHARGE IN
    EFFECT AT THE END OF THE PERIOD FOR
    CLASS B SHARES. IN COMPARING KEMPER
    FLOATING RATE FUND CLASS B SHARES
    PERFORMANCE WITH THE LEHMAN BROTHERS
    AGGREGATE BOND INDEX AND U.S.
    CONSUMER PRICE INDEX, YOU SHOULD
    ALSO NOTE THAT THE FUND'S
    PERFORMANCE REFLECTS THE APPLICABLE
    SALES CHARGE, WHILE NO SUCH CHARGES
    ARE REFLECTED IN THE PERFORMANCE OF
    THE INDICES.

 +THE LEHMAN BROTHERS AGGREGATE BOND
  INDEX IS A TOTAL RETURN INDEX THAT
  INCLUDES FIXED-RATE DEBT ISSUES RATED
  INVESTMENT GRADE OR BETTER. IT
  CONTAINS GOVERNMENT, CORPORATE AND
  MORTGAGE SECURITIES CONSIDERED
  REPRESENTATIVE OF THE MARKET FOR
  INVESTMENT-GRADE BONDS AS A WHOLE.
  SOURCE IS WIESENBERGER.

++THE US CONSUMER PRICE INDEX IS A
  STATISTICAL MEASURE OF CHANGE, OVER
  TIME, IN THE PRICES OF GOODS AND
  SERVICES IN MAJOR EXPENDITURE GROUPS
  FOR ALL URBAN CONSUMERS. SOURCE IS
  WIESENBERGER.

                                                                 LARGEST SECTORS

PORTFOLIO LARGEST SECTORS*
Kemper Floating Rate Fund Largest Loan Holdings as of 2/29/00 Sector Weightings

               HOLDINGS                                                         PERCENT
---------------------------------------------------------------------------------------
1.             MANUFACTURING                                                     21.9%
---------------------------------------------------------------------------------------
2.             COMMUNICATIONS                                                    17.5%
---------------------------------------------------------------------------------------
3.             MEDIA                                                             12.0%
---------------------------------------------------------------------------------------
4.             SERVICE INDUSTRIES                                                 9.9%
---------------------------------------------------------------------------------------
5.             CONSUMER DISCRETIONARY                                             9.0%
---------------------------------------------------------------------------------------
6.             CASH EQUIVALENTS                                                   8.9%
---------------------------------------------------------------------------------------
7.             HEALTH                                                             6.8%
---------------------------------------------------------------------------------------
8.             CONSUMER STAPLES                                                   3.2%
---------------------------------------------------------------------------------------
9.             METALS & MINERALS                                                  2.5%
---------------------------------------------------------------------------------------
10.            TECHNOLOGY                                                         2.2%
---------------------------------------------------------------------------------------
11.            DURABLES                                                           1.9%
---------------------------------------------------------------------------------------
12.            TRANSPORTATION                                                     1.9%
---------------------------------------------------------------------------------------
13.            MISCELLANEOUS                                                      0.7%
---------------------------------------------------------------------------------------
14.            CONSTRUCTION                                                       0.7%
---------------------------------------------------------------------------------------
15.            OTHER                                                              0.9%
---------------------------------------------------------------------------------------

*Portfolio holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER FLOATING RATE FUND
Portfolio of Investments at February 29, 2000 (unaudited)

-----------------------------------------------------------------------------------------------------------------------------------
    SHORT-TERM INVESTMENTS--8.9%                                                              PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------

    REPURCHASE AGREEMENTS--1.9%
                                              State Street Bank and Trust Company
                                                dated 2/29/2000 at 5.74%, to be
                                                repurchased at $2,514,401 on 3/1/2000
                                                (Cost: $2,514,000)(b)                            $2,514,000        $  2,514,000
                                              -------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------


    COMMERCIAL PAPER--7.0%                    Bell South Corp, 5.70%, 3/6/2000                    2,500,000           2,498,014
                                              Merrill Lynch, 5.75%, 3/2/2000                      4,500,000           4,499,281
                                              Xerox Capital Corp., 5.75%, 3/1/2000                2,500,000           2,500,000
                                              -------------------------------------------------------------------------------------
                                              TOTAL COMMERCIAL PAPER
                                              (Cost: $9,497,295)                                                      9,497,295
                                              -------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
    VARIABLE RATE SENIOR LOAN INTERESTS*--90.2%
-----------------------------------------------------------------------------------------------------------------------------------


    COMMUNICATIONS--17.5%                     American Cellular Corp., Term Loan B
                                                (LIBOR plus 2.75%), 3/31/2008                     1,400,000           1,409,625
                                              American Cellular Corp., Term Loan C
                                                (LIBOR plus 3.00%), 3/31/2009                     1,600,000           1,611,000
                                              American Towers, Term Loan B
                                                (LIBOR plus 3.25%), 12/31/2007                    3,000,000           3,027,189
                                              Centennial Cellular, Term Loan B
                                                (LIBOR plus 3.25%), 5/31/2007                     1,496,222           1,509,313
                                              Centennial Cellular, Term Loan C
                                                (LIBOR plus 3.50%), 11/30/2007                    1,496,222           1,509,313
                                              Cincinnati Bell, Term Loan B
                                                (LIBOR plus 2.25%), 12/30/2006                    2,000,000           2,010,000
                                              Dobson Operating Co., Term Loan B
                                                (LIBOR plus 3.00%), 12/31/2007                    1,000,000           1,005,000
                                              Falcon Cable Communications, Term Loan C
                                                (LIBOR plus 2.25%), 12/31/2007                    1,917,595           1,913,999
                                              Level 3 Communications, Term Loan B
                                                (LIBOR plus 3.50%), 1/15/2008                     1,000,000           1,006,250
                                              Nextel Finance, Term Loan B
                                                (LIBOR plus 3.38%), 6/30/2008                     2,000,000           2,020,000
                                              Nextel Finance, Term Loan C
                                                (LIBOR plus 3.62%), 12/31/2008                    2,000,000           2,020,000
                                              Nextlink Communications, Term Loan B
                                                (PRIME plus 2.25%), 6/30/2007                     2,000,000           2,018,750
                                              Pegasus Media & Communications, Term Loan B
                                                (LIBOR plus 3.50%), 4/30/2005                     1,000,000           1,003,750
                                              Voicestream PCS Holdings, Term Loan B
                                                (LIBOR plus 2.75%), 2/25/2009                     1,500,000           1,505,625

                                              -------------------------------------------------------------------------------------
                                                                                                                     23,569,814
-----------------------------------------------------------------------------------------------------------------------------------


    CONSTRUCTION--0.7%                        Juno Lighting, Inc., Term Loan B
                                                (LIBOR plus 3.00%), 6/30/2006                       937,794             934,864

                                              --------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.   9

                                                        PORTFOLIO OF INVESTMENTS

                                                                                              PRINCIPAL AMOUNT        VALUE


    CONSUMER DISCRETIONARY--9.0%              FelCor Lodging Trust, Inc., Term Loan
                                                (LIBOR plus 2.50%), 4/30/2004                    $2,000,000        $  2,000,000
                                              Meristar Hospitality, Term Loan B
                                                (LIBOR plus 2.00%), 12/31/2004                    1,437,702           1,435,905
                                              Outsourcing Solution, Term Loan B
                                                (LIBOR plus 4.00%), 6/30/2006                       997,500             991,266
                                              Pebble Beach Co., Term Loan B
                                                (LIBOR plus 3.25%), 7/31/2006                     2,196,000           2,209,725
                                              SFX Entertainment, Term Loan B
                                                (LIBOR plus 3.50%), 6/30/2006                     1,000,000           1,001,875
                                              Six Flags Theme Parks, Term Loan B
                                                (LIBOR plus 3.25%), 11/30/2005                    2,500,000           2,525,000
                                              Washington Football Inc., Term Loan
                                                (LIBOR plus 2.88%), 7/31/2004                     1,920,000           1,924,800
                                              Washington Football Inc., Term Loan A
                                                (LIBOR plus 1.50%), 7/31/2004                        80,000              80,200
                                              -------------------------------------------------------------------------------------
                                                                                                                     12,168,771
-----------------------------------------------------------------------------------------------------------------------------------


    CONSUMER STAPLES--3.2%                    American Safety Razor, Term Loan B
                                                (LIBOR plus 3.75%), 4/30/2007                       473,813             476,478
                                              Aurora Foods, Term Loan B2
                                                (LIBOR plus 2.50%), 6/30/2007                     1,995,000           1,815,450
                                              Spartan Stores, Inc., Term Loan B
                                                (LIBOR plus 2.25%), 3/18/2007                     1,996,667           1,996,667
                                              -------------------------------------------------------------------------------------
                                                                                                                      4,288,595
-----------------------------------------------------------------------------------------------------------------------------------


    DURABLES--1.9%                            Decrane Finance, Term Loan C
                                                (LIBOR plus 3.25%), 4/23/2006                     1,488,750           1,483,167
                                              Transportation Manufacturing Operations,
                                                Term Loan (LIBOR plus 3.25%), 6/16/2006             995,000             996,244
                                              -------------------------------------------------------------------------------------
                                                                                                                      2,479,411
-----------------------------------------------------------------------------------------------------------------------------------


    HEALTH--6.8%                              Charles River Labs, Term Loan B
                                                (LIBOR plus 3.75%), 9/30/2007                     1,496,250           1,496,250
                                              Stryker Corp., Term Loan B
                                                (LIBOR plus 2.50%), 12/31/2005                    1,496,176           1,504,592
                                              Stryker Corp., Term Loan C
                                                (LIBOR plus 2.75%), 12/31/2006                    1,116,242           1,122,521
                                              Sybron International Corp., Term Loan B
                                                (LIBOR plus 2.00%), 4/23/2006                     2,997,500           3,001,247
                                              Triad Hospitals, Term Loan B
                                                (LIBOR plus 4.00%), 11/01/2005                    1,984,940           1,999,827
                                              --------------------------------------------------------------------------------------
                                                                                                                      9,124,437

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                              PRINCIPAL AMOUNT        VALUE


    MANUFACTURING--21.9%                      Dura Operating Corp., Term Loan B
                                                (LIBOR plus 2.50%), 3/31/2006                    $5,000,000        $  5,018,750
                                              Huntsman ICI Chemicals, Term Loan B
                                                (LIBOR plus 3.00%), 6/30/2007                     1,500,000           1,513,125
                                              Huntsman ICI Chemicals, Term Loan C
                                                (LIBOR plus 3.25%), 6/30/2008                     1,500,000           1,513,125
                                              Kerr Group, Term Loan B
                                                (LIBOR plus 3.25%), 3/31/2006                     1,000,000           1,001,250
                                              Kosa (Arteva), Term Loan B
                                                (LIBOR plus 3.25%), 12/31/2006                    1,686,290           1,698,938
                                              Lyondell Chemical, Term Loan E
                                                (LIBOR plus 3.88%), 5/31/2006                     1,985,000           2,044,550
                                              Mueller Group, Term Loan B
                                                (LIBOR plus 3.25%), 8/31/2006                       995,000           1,003,084
                                              Mueller Group, Term Loan C
                                                (LIBOR plus 3.50%), 8/31/2007                       995,000           1,003,084
                                              Packaging Corp. of America, Term Loan B
                                                (LIBOR plus 3.25%), 4/12/2007                       680,176             684,427
                                              Packaging Corp. of America, Term Loan C
                                                (LIBOR plus 3.50%), 4/12/2008                       680,176             684,427
                                              Riverwood Holding, Term Loan B
                                                (LIBOR plus 3.00%), 2/28/2004                     1,411,866           1,420,690
                                              Riverwood Holding, Term Loan C
                                                (LIBOR plus 3.50%), 2/28/2004                       568,023             571,573
                                              SPX Corp., Term Loan B
                                                (LIBOR plus 2.25%), 9/30/2006                     1,000,000           1,005,000
                                              Stone Container, Term Loan D
                                                (LIBOR plus 3.50%), 10/01/2003                    2,995,683           3,006,917
                                              Superior Telecom, Term Loan A
                                                (LIBOR plus 3.00%), 11/27/2005                    1,383,172           1,379,713
                                              Synthetic Industries, Term Loan B
                                                (LIBOR plus 3.50%), 12/01/2007                    1,000,000           1,007,500
                                              Tapco International Corp., Term Loan B
                                                (LIBOR plus 3.25%), 7/31/2007                       310,938             310,938
                                              Tapco International Corp., Term Loan C
                                                (LIBOR plus 3.50%), 7/31/2008                       186,563             186,563
                                              Tenneco Automotive, Term Loan B
                                                (LIBOR plus 3.25%), 10/31/2007                    1,250,000           1,260,938
                                              Tenneco Automotive, Term Loan C
                                                (LIBOR plus 3.50%), 4/30/2008                     1,250,000           1,260,938
                                              Terex Corp., Term Loan C
                                                (LIBOR plus 3.25%), 3/06/2006                     2,000,000           2,007,500
                                              -------------------------------------------------------------------------------------
                                                                                                                     29,583,030
-----------------------------------------------------------------------------------------------------------------------------------


    MEDIA--12.0%                              AMFM Operating Inc., Term Loan A
                                                (LIBOR plus 1.50%), 11/19/2001                    5,000,000           4,981,250
                                              CC 6 Operating Co., Term Loan B
                                                (LIBOR plus 2.75%), 11/12/2008                    2,500,000           2,510,938
                                              Charter Communications, Term Loan B
                                                (LIBOR plus 2.50%), 3/18/2008                     2,000,000           2,005,000
                                              Corus Entertainment, Term Loan B
                                                (LIBOR plus 3.13%), 9/01/2007                     1,000,000           1,004,375
                                              Lamar Media Co., Term Loan B
                                                (LIBOR plus 2.25%), 8/01/2006                     2,000,000           2,007,500
                                              RCN Corp., Term Loan B
                                                (LIBOR plus 3.50%), 6/03/2007                     2,700,000           2,720,250
                                              Weekly Reader, Term Loan B
                                                (LIBOR plus 4.00%), 12/31/2006                      997,500             986,279
                                              --------------------------------------------------------------------------------------
                                                                                                                     16,215,592

    The accompanying notes are an integral part of the financial statements.  11

                                                        PORTFOLIO OF INVESTMENTS

                                                                                              PRINCIPAL AMOUNT        VALUE


    METALS & MINERALS--2.5%                   Ispat Inland, L.P., Term Loan B
                                                (LIBOR plus 2.25%), 7/16/2005                    $  843,577        $    840,413
                                              Ispat Inland, L.P., Term Loan C
                                                (LIBOR plus 2.75%), 7/16/2005                       843,577             840,413
                                              P&L Coal Holdings Corp., Term Loan B
                                                (LIBOR plus 2.13%), 6/30/2006                     1,700,000           1,704,250
                                              -------------------------------------------------------------------------------------
                                                                                                                      3,385,076
-----------------------------------------------------------------------------------------------------------------------------------


    SERVICE INDUSTRIES--9.9%                  Allied Waste Industries, Term Loan B
                                                (LIBOR plus 2.75%), 7/31/2006                       909,091             878,409
                                              Allied Waste Industries, Term Loan C
                                                (LIBOR plus 3.00%), 7/31/2007                     1,090,909           1,054,091
                                              Avis Rent-A-Car, Term Loan B
                                                (LIBOR plus 3.50%), 6/01/2006                       500,000             504,375
                                              Avis Rent-A-Car, Term Loan C
                                                (LIBOR plus 3.50%), 6/01/2006                       500,000             504,375
                                              Casella Waste Systems, Term Loan B
                                                (LIBOR plus 3.50%), 12/31/2006                    1,000,000             998,750
                                              Rent-A-Center, Inc., Term Loan B
                                                (LIBOR plus 2.25%), 8/01/2006                       761,729             759,825
                                              Rent-A-Center, Inc., Term Loan C
                                                (LIBOR plus 2.50%), 2/01/2007                       931,632             929,302
                                              Rent-Way, Inc., Term Loan B
                                                (LIBOR plus 3.50%), 12/31/2006                      997,500             997,500
                                              Rite Aid Funding, Revolver
                                                (LIBOR plus 2.75%), 11/01/2000                    1,887,933           1,969,512
                                              Safety-Kleen Corp., Term Loan B
                                                (LIBOR plus 2.75%), 4/03/2005                     1,362,760           1,345,726
                                              Safety-Kleen Corp., Term Loan C
                                                (LIBOR plus 3.00%), 4/03/2006                     1,362,760           1,345,726
                                              Stericycle Inc., Term Loan B
                                                (LIBOR plus 3.50%), 11/30/2006                    1,000,000           1,007,500
                                              URS Corporation, Term Loan B
                                                (LIBOR plus 3.50%), 6/09/2006                       497,500             500,609
                                              URS Corporation, Term Loan C
                                                (LIBOR plus 3.25%), 6/09/2006                       497,500             500,609
                                              -------------------------------------------------------------------------------------
                                                                                                                     13,296,309
-----------------------------------------------------------------------------------------------------------------------------------


    TECHNOLOGY--2.2%                          Semiconductors Components, Term Loan B
                                                (LIBOR plus 3.50%), 8/04/2006                       962,963             972,593
                                              Semiconductors Components, Term Loan B
                                                (LIBOR plus 3.75%), 8/04/2007                     1,037,037           1,047,407
                                              Viasystems, Inc., Term Loan C
                                                (LIBOR plus 3.75%), 6/30/2005                       999,141             979,158
                                              -------------------------------------------------------------------------------------
                                                                                                                      2,999,158
-----------------------------------------------------------------------------------------------------------------------------------


    TRANSPORTATION--1.9%                      Kansas City Southern Railway Co., Term Loan
                                                B (LIBOR plus 3.00%), 1/31/2007                   1,000,000           1,007,500
                                              RailAmerica, Term Loan B
                                                (LIBOR plus 3.25%), 2/28/2007                     1,500,000           1,511,250
                                              -------------------------------------------------------------------------------------
                                                                                                                      2,518,750
-----------------------------------------------------------------------------------------------------------------------------------


    MISCELLANEOUS--0.7%                       Barjan Products, Term Loan B
                                                (LIBOR plus 3.50%), 5/06/2005                       992,500             996,244
                                              -------------------------------------------------------------------------------------
                                              TOTAL VARIABLE RATE SENIOR LOAN INTERESTS
                                              (Cost: $121,477,593)                                                  121,560,051
                                              -------------------------------------------------------------------------------------

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

    COMMON STOCKS--0.9%                                                                            SHARES             VALUE
                                              Pilgram Prime Rate Trust
                                              (Cost: $1,426,485)                                    150,000        $  1,237,500
                                              ----------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS PORTFOLIO--100%
                                              (Cost: $134,915,373)(a)                                              $134,808,846
                                              ----------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

* Senior loans in the fund's portfolio generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of senior loans in the fund's portfolio may be substantially less than the stated maturities shown in this report

(a) The cost for federal income tax purposes was $134,915,373. At February 29, 2000, the net unrealized depreciation for all securities based on tax cost was $106,527. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess market value over tax cost of $483,598 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $590,125.

(b) Repurchase agreements are fully collateralized by U.S Treasury or Government agency securities.

    The accompanying notes are an integral part of the financial statements.  13

                                                            FINANCIAL STATEMENTS

STATEMENT OF ASSETS & LIABILITIES
as of February 29, 2000
(UNAUDITED)

ASSETS
Investments in securities, at value, (cost $134,915,373)        $134,808,846
----------------------------------------------------------------------------
Cash                                                                  56,617
----------------------------------------------------------------------------
Interest receivable                                                  996,475
----------------------------------------------------------------------------
Receivable for Fund shares sold                                    1,833,401
----------------------------------------------------------------------------
Prepaid registration fees                                            161,771
----------------------------------------------------------------------------
Due from adviser                                                     333,187
----------------------------------------------------------------------------
TOTAL ASSETS                                                     138,190,297
----------------------------------------------------------------------------
 LIABILITIES
Dividends payable                                                    723,055
----------------------------------------------------------------------------
Deferred facility fees                                               215,641
----------------------------------------------------------------------------
Other accrued expenses                                               506,777
----------------------------------------------------------------------------
Total liabilities                                                  1,445,473
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $136,744,824
----------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed net investment income                             $    197,582
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
securities                                                          (106,527)
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                                (184,541)
----------------------------------------------------------------------------
Paid-in capital                                                  136,838,310
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $136,744,824
----------------------------------------------------------------------------
 NET ASSET VALUE
CLASS A SHARES
NET ASSET VALUE, offering and redemption price per share
($4,089,312 / 817,263 shares of common stock issued and
outstanding, $.01 par value, unlimited shares authorized)              $5.00
----------------------------------------------------------------------------
CLASS B SHARES
NET ASSET VALUE, offering and redemption price (subject to
early withdrawal charge) per share
($104,669,138 / 21,001,068 shares of common stock issued and
outstanding, $.01 par value, unlimited shares authorized)              $4.98
----------------------------------------------------------------------------
CLASS C SHARES
NET ASSET VALUE, offering and redemption price (subject to
early withdrawal charge) per share ($27,986,374 / 5,593,371
shares of common stock issued and outstanding, $.01 par
value, unlimited shares authorized)                                    $5.00
----------------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended February 29, 2000
(UNAUDITED)

INVESTMENT INCOME
Dividends                                                       $   59,850
--------------------------------------------------------------------------
Interest                                                         4,194,365
--------------------------------------------------------------------------
Facilities fees                                                     19,577
--------------------------------------------------------------------------
Total Income                                                     4,273,792
--------------------------------------------------------------------------
Expenses:
Management fee                                                     252,590
--------------------------------------------------------------------------
Services to shareholders                                            12,185
--------------------------------------------------------------------------
Custodian and accounting fees                                       41,572
--------------------------------------------------------------------------
Distribution services fees                                         299,461
--------------------------------------------------------------------------
Administrative service fees                                        126,295
--------------------------------------------------------------------------
Auditing                                                            27,635
--------------------------------------------------------------------------
Legal                                                               60,067
--------------------------------------------------------------------------
Trustees' fees and expenses                                          6,833
--------------------------------------------------------------------------
Reports to shareholders                                             15,747
--------------------------------------------------------------------------
Registration fees                                                  322,102
--------------------------------------------------------------------------
Other                                                               19,613
--------------------------------------------------------------------------
Total expenses, before expense reductions                        1,184,100
--------------------------------------------------------------------------
Expense reductions                                                (333,187)
--------------------------------------------------------------------------
Total expenses, after expense reductions                           850,913
--------------------------------------------------------------------------
NET INVESTMENT INCOME                                            3,422,879
--------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from investments                         (184,885)
--------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investments                                                      41,081
--------------------------------------------------------------------------
Net gain (loss) on investment transactions                        (143,804)
--------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $3,279,075
--------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

                                                            FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          FOR THE PERIOD
                                                                                           MAY 25, 1999
                                                                SIX MONTHS ENDED          (COMMENCEMENT
                                                                FEBRUARY 29, 2000         OF OPERATIONS)
                                                                   (UNAUDITED)          TO AUGUST 31, 1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income                                                $  3,422,879             $    791,642
----------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                 (184,885)                     344
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                             41,081                 (147,608)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                            3,279,075                  644,378
----------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net investment income
  Class A                                                                 (41,411)                      --
----------------------------------------------------------------------------------------------------------
  Class B                                                              (3,023,189)                (715,163)
----------------------------------------------------------------------------------------------------------
  Class C                                                                (348,376)                      --
----------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                              72,306,736               67,131,493
----------------------------------------------------------------------------------------------------------
Reinvestment of distributions                                           1,626,985                  356,446
----------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                (4,572,150)                      --
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
  transactions                                                         69,361,571               67,487,939
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                      69,227,670               67,417,154
----------------------------------------------------------------------------------------------------------
Net assets at beginning of period                                      67,517,154                  100,000
----------------------------------------------------------------------------------------------------------
Net assets at end of period (including undistributed net
investment income of $197,582 and $187,679, respectively)            $136,744,824              $67,517,154
----------------------------------------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF CASH FLOWS
For the six months ended February 29, 2000
(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Investment income received                                      $  3,405,501
----------------------------------------------------------------------------
Payment of expenses                                                 (576,142)
----------------------------------------------------------------------------
Proceeds from sales and maturities of investments                 22,608,642
----------------------------------------------------------------------------
Purchases of investments                                         (88,110,057)
----------------------------------------------------------------------------
Net purchases of short term investments                           (3,230,415)
----------------------------------------------------------------------------
    Cash provided by operating activities                        (65,902,471)
----------------------------------------------------------------------------
 CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from Fund share activity                             67,034,386
----------------------------------------------------------------------------
Distributions paid (net of reinvestment of dividends)             (1,145,322)
----------------------------------------------------------------------------
  Cash provided by financing activities                           65,889,064
----------------------------------------------------------------------------
  Increase (decrease) in cash                                        (13,407)
----------------------------------------------------------------------------
Cash at beginning of period                                           70,024
----------------------------------------------------------------------------
Cash at end of period                                           $     56,617
----------------------------------------------------------------------------
 RECONCILIATION OF NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS TO
 CASH PROVIDED BY OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from
  operations                                                       3,279,075
----------------------------------------------------------------------------
Net (increase) decrease in cost of investments                   (68,887,103)
----------------------------------------------------------------------------
Net increase (decrease) in unrealized appreciation
(depreciation) on investments                                        (41,081)
----------------------------------------------------------------------------
(Increase) decrease in net investment income receivable             (500,017)
----------------------------------------------------------------------------
(Increase) decrease in receivable for investments sold                10,055
----------------------------------------------------------------------------
Increase (decrease) in accrued expenses and payables                 236,600
----------------------------------------------------------------------------
Cash provided by operating activities                           $(65,902,471)
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

                                                            FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                    CLASS A
                              FOR THE PERIOD FROM
                                NOVEMBER 1, 1999
                                (COMMENCEMENT OF
                                 OPERATIONS) TO
                               FEBRUARY 29, 2000
                                  (UNAUDITED)
Net asset value, beginning of period                     $5.00
-------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                               .11
-------------------------------------------------------------------------
Net realized and unrealized gain(loss) on
investment transactions                                     --
-------------------------------------------------------------------------
Total from investment operations                           .11
-------------------------------------------------------------------------
Less distribution from:
Net investment income                                     (.11)
-------------------------------------------------------------------------
Total distributions                                       (.11)
-------------------------------------------------------------------------
Net asset value, end of period                           $5.00
-------------------------------------------------------------------------
TOTAL RETURN (%) (B)                                      2.29**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)               4,089
-------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)           1.80*
-------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)            1.70*
-------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                 7.03*
-------------------------------------------------------------------------
Portfolio turnover rate (%)                                 50*
-------------------------------------------------------------------------


                                                               CLASS B                        CLASS C

                                                                                        FOR THE PERIOD FROM
                                                                      FOR THE PERIOD     NOVEMBER 1, 1999
                                                                       FROM MAY 25,      (COMMENCEMENT OF
                                                 SIX MONTHS ENDED    (COMMENCEMENT OF     OPERATIONS) TO
                                                 FEBRUARY 29, 2000    OPERATIONS) TO     FEBRUARY 29, 2000
                                                    (UNAUDITED)      AUGUST 31, 1999        (UNAUDITED)
Net asset value, beginning of period                    $4.99               5.00                 5.00
-------------------------------------------------------------------------------------   -------------------
Income (loss) from investment operations:
Net investment income (loss)                              .17                .09(a)               .11
-------------------------------------------------------------------------------------   -------------------
Net realized and unrealized gain (loss) on
investment transactions                                  (.01)              (.03)                  --
-------------------------------------------------------------------------------------   -------------------
Total from investment operations                          .16                .06                  .11
-------------------------------------------------------------------------------------   -------------------
Less distribution from:
Net investment income                                    (.17)              (.07)                (.11)
-------------------------------------------------------------------------------------   -------------------
Total distributions                                      (.17)              (.07)                (.11)
-------------------------------------------------------------------------------------   -------------------
Net asset value, end of period                          $4.98               4.99                $5.00
-------------------------------------------------------------------------------------    ------------------
TOTAL RETURN (%) (B)                                     3.54**             1.23**               2.28**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)            104,669             67,517               27,986
-------------------------------------------------------------------------------------   -------------------
Ratio of expenses before expense reductions (%)          2.34*              3.48*                2.36*
-------------------------------------------------------------------------------------   -------------------
Ratio of expenses after expense reductions (%)           1.69*              0.38*                1.71*
-------------------------------------------------------------------------------------   -------------------
Ratio of net investment income (loss) (%)                6.77*              6.53*                7.02*
-------------------------------------------------------------------------------------   -------------------
Portfolio turnover rate (%)                                50*                 2*                  50*
-------------------------------------------------------------------------------------   -------------------

NOTE: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the fund.
(a) Based on monthly average shares outstanding during the period
(b) Total return would have been lower had certain expenses not been waived
 *  Annualized
**  Not annualized

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT             Kemper Floating Rate Fund (the "Fund") is
     ACCOUNTING POLICIES     registered under the Investment Company Act of
                             1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company organized as a Massachusetts business trust. The
                             Fund does not intend to list the shares for trading on any national securities exchange.

                             The Fund currently offers multiple classes of shares. Class A shares are offered to certain investors without an initial sales charge. Class A shares are available only to investors participating in a fee based investment advisory or agency commission program and upon conversion from Class B and Class C shares. Class B shares are offered without an initial sales charge, but are subject to higher ongoing expenses than Class A shares and a declining early withdrawal charge ("EWC") if the shares are repurchased by the Fund within four years of purchase. The charge is 3.0% for shares submitted and accepted for repurchase during the first year after purchase, 2.5% during the second year, 2.0% during the third year, and 1.0% during the fourth year. There is no EWC thereafter. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge, are subject to higher ongoing expenses than Class A shares and an EWC of 1.0% within one year of purchase. Class C shares automatically convert to Class A shares ten years after issuance. The Fund intends to offer its shares continuously. The Fund will make quarterly offers to repurchase a percentage of its outstanding shares at net asset value. Because the Fund is a closed-end investment company, shareholders are not able to redeem their shares on a daily basis.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation shall be used.

NOTES TO FINANCIAL           Portfolio debt securities purchased with an
STATEMENTS                   original maturity greater than sixty days are
                             valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the security is then valued at the calculated mean between the most recent bid and asked quotations supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Approximately all of the net investment income of the Fund is declared as a daily dividend to shareholders of record and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             STATEMENT OF CASH FLOWS. Information on financials transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount reported as cash in the Fund's Statement of Assets and Liabilities and represents the cash position in its custodial bank account and does not include any short-term investments at February 29, 2000.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Facilities fees received are deferred and recognized on a straight-line basis as income over the average life of the loans.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

2

     PURCHASES & SALES       For the six months ended February 29, 2000,
     OF SECURITIES           investment transactions (excluding short-term
                             instruments) are as follows:

                             Purchases  $88,110,057

                             Proceeds from
                             sales       22,598,587
--------------------------------------------------------------------------------

3

     TRANSACTIONS WITH       MANAGEMENT AGREEMENT. The Fund has a management
     AFFILIATES              agreement with Scudder Kemper Investments, Inc.
                             ("Scudder Kemper") and pays a monthly investment management fee of 0.50% of the first $1 billion of average daily net assets, 0.49% of the next $2 billion, 0.48% of the next $2 billion, 0.47% of the next $5 billion, and 0.45% of average daily net assets over $10 billion. The Fund incurred a management fee of $252,590 for the six months ended
                             February 29, 2000.

                             Scudder Kemper has temporarily agreed to absorb certain operating expenses of the Fund. Under these arrangements, Scudder Kemper waived and absorbed expenses of $325,618 for the six months ended February 29, 2000.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. ("KDI"). For services under the distribution services agreement, the Fund pays KDI a fee of 0.60% of average daily net assets of the Class B and Class C shares pursuant to a distribution plan for Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any early withdrawal fees ("EWC") from repurchases of Class B and Class C shares. Distribution fees paid by the Fund to KDI for the six months ended February 29, 2000 are $25,063 after an expense waiver of $274,398. EWC received by KDI for the six months ended February 29, 2000 are $74,614.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to 0.25% of average daily net assets of the Fund. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees paid by the Fund to KDI for the six months ended February 29, 2000 are $75,075 after an expense waiver of $51,220, of which $649 is unpaid at February 29, 2000.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company ("KSvC") is the shareholder service agent of the Fund. Under the agreement, the Fund incurred a shareholder service fee of $1,471, for the six months ended February 29, 2000.

                             FUND ACCOUNTING FEES. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder Kemper, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended February 29, 2000, the amount charged to the Fund by SFAC aggregated $36,737, of which $36,737 is unpaid.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. During the six months ended February 29, 2000, the Fund made no payments to is officers and incurred trustees' fees of $6,833 to independent trustees.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4     CAPITAL SHARE
      TRANSACTIONS

                                                                                                    FOR THE PERIOD MAY 25, 1999
                                                                        FOR THE                     (COMMENCEMENT OF OPERATIONS)
                                                                   SIX MONTHS ENDED                              TO
                                                                   FEBRUARY 29, 2000                      AUGUST 31, 1999
                                                              ---------------------------           ----------------------------
                                                               SHARES           AMOUNT                SHARES           AMOUNT
                                       SHARES SOLD
                                        Class A                 830,048       $ 4,153,890                   --                --
                                       -----------------------------------------------------------------------------------------
                                        Class B               8,058,108        40,179,903           13,430,492       $67,131,493
                                       -----------------------------------------------------------------------------------------
                                        Class C               5,591,716        27,972,943                   --                --
                                       -----------------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                   3,388            16,959                   --                --
                                       -----------------------------------------------------------------------------------------
                                        Class B                 291,444         1,453,533               71,360           356,446
                                       -----------------------------------------------------------------------------------------
                                        Class C                  31,265           156,493                   --                --
                                       -----------------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                 (16,173)          (81,031)                  --                --
                                       -----------------------------------------------------------------------------------------
                                        Class B                (870,336)       (4,342,774)                  --                --
                                       -----------------------------------------------------------------------------------------
                                        Class C                 (29,610)         (148,345)                  --                --
                                       -----------------------------------------------------------------------------------------
                                        NET INCREASE FROM CAPITAL
                                        SHARES TRANSACTIONS                   $69,361,571                            $67,487,939
                                       -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENTS
                             The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian and transfer agent fees were reduced by $1,832 and $5,737, respectively, under these arrangements.

--------------------------------------------------------------------------------

6    INVESTING IN SENIOR
     LOAN INTERESTS
                             Senior Loans are interests in adjustable rate loans that have a senior right to payment, which, in many circumstances, are fully collateralized by assets of a corporation, partnership, limited liability company, or other business entity. Senior Loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs, and refinancings. Because of a limited secondary market for Senior Loans, the Fund may be limited in its ability to sell portfolio holdings at the price at which they are valued by the Fund to generate gains, avoid losses, or to meet repurchase requests.

--------------------------------------------------------------------------------

7    COMMITMENTS
                             The Fund can invest in certain Variable Rate Senior Loan agreements that include the obligation to make additional loans in certain circumstances. The Fund reserves against such contingent obligations by segregating cash, liquid securities and liquid Senior Loans. For the six months ended February 29, 2000 the Fund had unfunded loan commitments of approximately $39,067.

--------------------------------------------------------------------------------

8     REPURCHASE OFFERS
                             As a matter of fundamental policy, the Fund will offer to repurchase from 5% to 25% of its common shares at net asset value at three month intervals. The deadline for the repurchase offers will be a business day in the months of February, May, August and November. The price applicable to each repurchase offer will be determined no later than 14 calendar days after each repurchase request deadline (or, if not a business day, the next business day). Fund shares, when submitted for repurchase, may be worth more or less than their original cost. For the six months ended February 29, 2000, 916,119 shares were repurchased.

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS
JAMES E. AKINS                    MARK S. CASADY
Trustee                           President

LINDA C. COUGHLIN                 PHILLIP J. COLLORA
Trustee                           Vice President and
                                  Secretary
JAMES R. EDGAR
Trustee                           JOHN R. HEBBLE
                                  Treasurer
ARTHUR R. GOTTSCHALK
Trustee                           ANN M. MCCREARY
                                  Vice President
FREDERICK T. KELSEY
Trustee                           LINDA J. WONDRACK
                                  Vice President
THOMAS W. LITTAUER
Trustee and Vice President        MAUREEN E. KANE
                                  Assistant Secretary
KATHRYN L. QUIRK
Trustee and Vice President        CAROLINE PEARSON
                                  Assistant Secretary
FRED B. RENWICK
Trustee                           BRENDA LYONS
                                  Assistant Treasurer
JOHN G. WEITHERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         DECHERT PRICE AND RHOADS
                                      1775 Eye Street N.W.
                                      Washington, D.C. 20006
 .............................................................................................
TRANSFER AGENT                        KEMPER SERVICE COMPANY
AND SHAREHOLDER                       P.O. Box 219557
SERVICE AGENT                         Kansas City, MO 64121
 .............................................................................................
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02109
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com


[KEMPER FUNDS LOGO Long-term investing in a short-term world(SM)]
Printed in the U.S.A. on recycled paper.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Floating Rate Fund prospectus.
KFRF - 3(4/25/00) 1108460